SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 —  SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued which is up to and through April 17, 2024. There are two types of subsequent events: (i) recognized, or those that provide additional evidence with respect to conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing consolidated financial statements, and (ii) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date.

On January 15, 2025, Cycurion issued a $50,000 promissory note to an unaffiliated investor for $50,000 in proceeds.

On January 21, 2025, Cycurion issued a $75,000 promissory note to an unaffiliated investor for $75,000 in proceeds.

On January 25, 2025, Cycurion issued a $50,000 promissory note to an unaffiliated investor for $50,000 in proceeds.

On January 31, 2025, Cycurion issued a $125,000 promissory note to a related party for 125,000 in proceeds.

On January 24, 2025, Western Acquisition Ventures Corp., a Delaware Corporation (“Western”), held the Special Meeting, at which the Western stockholders considered and adopted, among other matters, a proposal to approve a business combination (“Business Combination”) pursuant to the terms of that certain Agreement and Plan of Merger, dated April 26, 2024, as amended on December 31, 2024 and February 13, 2025 (the “Merger Agreement”), by and among Western, WAV Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Western (“Merger Sub”), and Cycurion Sub, Inc., a Delaware corporation (“Cycurion Sub”).

On February 14, 2025, the Business Combination closed, and, as contemplated by the Merger Agreement, Merger Sub merged with and into Cycurion Sub with Cycurion Sub surviving the merger as a wholly-owned subsidiary of Western. In addition, in connection with the consummation of the Business Combination, Western Acquisition Ventures Corp. was renamed “Cycurion, Inc.”

On February 18, 2025, our common stock began trading on The Nasdaq Global Market and our warrants began trading on The Nasdaq Capital Market under the symbols “CYCU” and “CYCUW”, respectively.

On February 19, 2025, Cycurion announced an agreement with iQSTEL Inc., a multinational innovator in telecommunications, FinTech, electric vehicles and AI-driven solutions.

On February 24, 2025, Cycurion announced an expansion of its partnership with a major health association, bringing its MSSP to several thousand member organizations across the country.

On March 3, 2025, Cycurion announced the availability of its ARx Platform targeted for the corporate sector.

On March 5, 2025, Cycurion announced the award of three new multi-year contracts focused on program management, cybersecurity and disaster and business continuity. These engagements are secured with two government clients and one commercial client.

On March 6, 2025, Cycurion announced a nationwide expansion of its strategic partnership with CentralSquare Technologies, LLC to deliver its IT services across the country.

On April 7, 2025, Cycurion entered into an equity purchase agreement with Yield Point NY LLC whereby the Company has the right, but not the obligation, to direct the investor to purchase up to $60,000,000.

On April 8, 2025, Cycurion announced an expanded partnership with Journal Technologies. Together, the companies have been awarded a $22 million multi-year contract to deliver a criminal justice case management system to a state police agency.

On April 9, 2025, Cycurion increased the size of its board of directors through the appointment of Irving Minnaker.

On April 9, 2025, Cycurion received written notice received from the Listing Qualifications Department of Nasdaq stating that, for the prior 30 consecutive business days, the closing bid price of the Company’s common stock had been below the minimum of $1 per share required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The notification letter stated that the Company would be afforded 180 calendar days (until October 6, 2025) to regain compliance. In order to regain compliance, the closing bid price of the Company’s common stock must be at least $1 for a minimum of ten consecutive business days. The notification letter also stated that, in the event the Company does not regain compliance within the initial 180-day period, the Company may be eligible for an additional 180-day period. If the Company is not eligible for the additional 180-day period, or if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, the Nasdaq Listing Qualifications Department will provide notice after the end of the initial 180-day period that the Company’s securities will be subject to delisting. The Nasdaq notification has no effect at this time on the listing of the Company’s common stock.

On April 11, 2025, we received two letters from the Nasdaq Listing Qualifications Department, each addressing a separate compliance deficiency of the Company under the Nasdaq Listing Rules. The first letter from the Nasdaq Listing Qualifications Department notified us of our non-compliance with Nasdaq Listing Rule 5450(b)(2)(A), which requires a company such as ours whose securities are listed on The Nasdaq Global Market under the “Market Value Standard” to maintain a minimum Market Value of Listed Securities (an “MVLS”) of $50,000,000. The deficiency was triggered by our MVLS having closed below the minimum level for a period of 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(C), we are entitled to a 180-day period, ending on October, 2025, to rectify the deficiency. In order to do so, we must achieve and maintain an MVLS of $50,000,000 or more for at least 10 consecutive business days. Failure to regain compliance within the 180-day period would result in the delisting of our securities from Nasdaq, although we would have the right to appeal such a delisting to a Nasdaq hearings panel.

The second letter informed us of our deficiency in complying with Nasdaq Listing Rule 5450(b)(2)(C), which requires a minimum Market Value of Publicly Held Shares (an “MVPHS”) of $15,000,000 for continued listing on the Nasdaq Global Market under the “Market Value Standard”. This deficiency was caused by our MVPHS having fallen below the minimum threshold for the prior 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(D), we have 180 calendar days, or until October 8, 2025, to regain compliance, which we can achieve if its MVPHS closes at or above $15,000,000 for at least 10 consecutive business days. Failure to regain compliance within that 180-day period would result in the delisting of our securities from Nasdaq, subject to our right to appeal to a Nasdaq hearings panel.

From February 14 to April 17, 2025, otherwise unaffiliated persons converted 2,999.3 shares of the Company’s Series B Preferred Stock into 5,998,653 shares of the Company’s common stock and 6,666,667 shares of the Company’s Series D Preferred Stock into 6,666,667 shares of the Company’s common stock.

From February 14 to April 17, 2025, otherwise unaffiliated persons exercised 694,530 Series A warrants for the purchase of 694,530 shares of the Company’s common stock; 2,400,000 Series B warrants for the purchase of 4,800,000 shares of the Company’s common stock; 4,382,033 Series D warrants for the purchase of 8,764,066 shares of the Company’s common stock; and 270,137 common stock warrants for the purchase of 270,137 shares of the Company’s common stock for gross proceeds of approximately $3.5 million.